UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Yahoo! Inc.

(Name of Registrant as Specified In Its Charter)

Third Point LLC
Third Point Offshore Master Fund L.P.
Third Point Ultra Master Fund L.P.
Third Point Partners L.P.
Third Point Partners Qualified L.P.
Third Point Reinsurance Co. Ltd.
Lyxor/Third Point Fund Limited
dbX-Risk Arbitrage 11 Fund
Daniel S. Loeb
Harry J. Wilson
Michael J. Wolf
Jeffrey A. Zucker

 (Name of Person(s) Filing Proxy Statement)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

YAHOO! INC.

__________________________________________

MEETING OF SHAREHOLDERS
TO BE HELD [_______ __], 2012
___________________________________________

PROXY STATEMENT OF THIRD POINT LLC, THIRD POINT OFFSHORE MASTER FUND L.P., THIRD POINT ULTRA MASTER FUND L.P., THIRD POINT PARTNERS L.P., THIRD POINT PARTNERS QUALIFIED L.P., THIRD POINT REINSURANCE CO. LTD., LYXOR/THIRD POINT FUND LIMITED, DBX-RISK ARBITRAGE 11 FUND, DANIEL S. LOEB, HARRY J. WILSON, MICHAEL J. WOLF AND JEFFREY A. ZUCKER IN OPPOSITION TO THE BOARD OF DIRECTORS OF YAHOO! INC.

__________, 2012

To Our Fellow Yahoo! Shareholders:

We are furnishing this Proxy Statement to holders of the common stock, par value $0.001 per share (“Common Stock”), of Yahoo! Inc., a Delaware corporation (the “Company”), in connection with our solicitation of proxies for use at the 2012 Annual Meeting of Shareholders of the Company scheduled to be held on [___________], 2012 and at any and all adjournments or postponements thereof (the “Annual Meeting”).

This solicitation is being conducted by Third Point LLC (“Third Point”), Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Reinsurance Co. Ltd., Lyxor/Third Point Fund Limited and dbX-Risk Arbitrage 11 Fund (collectively, together with Third Point, the “Third Point Entities”) and Daniel S. Loeb, Harry J. Wilson, Michael J. Wolf and Jeffrey A. Zucker.  The Third Point Entities and Daniel S. Loeb beneficially own approximately [5.8]% of the Common Stock reported by the Company as outstanding as of [February 17], 2012.  As more fully discussed below, we are soliciting proxies to be used at the Annual Meeting for the election of Mr. Daniel S. Loeb, Mr. Harry J. Wilson, Mr. Michael J. Wolf and Mr. Jeffrey A. Zucker as directors of the Company (collectively, the “Third Point Nominees”).

The Third Point Entities may, under certain circumstances described in this Proxy Statement, nominate additional individuals to serve as directors of the Company.

We urge you to elect the Third Point Nominees to the Company’s Board of Directors (the “Board of Directors” or the “Board”) because we believe that election of new members to the Board of Directors would be beneficial to the Company and its shareholders.  Among other things, electing the Third Point Nominees should provide the fresh perspective and necessary experience to overhaul the Company’s challenged organizational and operating structure.  We believe that the Third Point Nominees bring to the Board of Directors deep experience in advertising and media, restructuring and capital allocation, and the perspectives of significant shareholders.

Please sign and date the [WHITE] proxy card supplied by the Third Point Entities and return it in the enclosed postage-paid envelope whether or not you attend the meeting.  This Proxy Statement is first being sent or given to shareholders on or about [_____ __], 2012.

If your shares are held in the name of a brokerage firm, bank or other custodian, only that firm can vote such shares and only upon receipt of your specific instruction.  Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the [WHITE] proxy card on your behalf.

YOUR VOTE IS IMPORTANT.  If you agree with the reasons for the Third Point Entities’ solicitation set forth in this Proxy Statement and believe that the election of the Third Point Nominees to the Board of Directors can make a difference, please vote for the election of the Third Point Nominees, no matter how many or how few shares you own.

THE THIRD POINT ENTITIES URGE YOU NOT TO SIGN ANY PROXY CARD THAT IS SENT TO YOU BY THE COMPANY, EVEN AS A FORM OF PROTEST.  By executing the [WHITE] proxy card, you will authorize us to vote FOR the election of the four Third Point Nominees.  If you have already signed a proxy card sent to you by the Company, you may revoke that proxy at any time prior to the time a vote is taken by (i) submitting a duly executed [WHITE] proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Annual Meeting in person.

Thank you for your support,

On behalf of the Third Point Entities,

Sincerely,

Daniel S. Loeb

IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING THE [WHITE] PROXY CARD OR NEED ADDITIONAL COPIES OF OUR PROXY MATERIALS, PLEASE CONTACT OUR PROXY SOLICITOR AT THE PHONE NUMBERS OR EMAIL LISTED BELOW:

105 Madison Avenue
New York, NY 10016
(212) 929-5500 (Call Collect)
Email: proxy@mackenziepartners.com
or
Call Toll-Free (800) 322-2855

GENERAL

The Company’s Board of Directors is currently comprised of one class of directors who serve one-year terms.  At the Annual Meeting, we expect that [___] directors are to be elected to the Board of Directors to hold office until their successors have been elected and qualified.

We are currently seeking your proxy for the election to the Board of Directors of four individuals – Mr. Daniel Loeb, Mr. Harry Wilson, Mr. Michael Wolf and Mr. Jeffrey Zucker.  We are also seeking your proxy for the election of the candidates who have been nominated by the Company other than [____, ____, ____ and ____].

For information concerning voting procedures at the Annual Meeting, see “Voting and Proxy Procedures.”

BACKGROUND OF THIS SOLICITATION

Third Point is a registered investment adviser headquartered in New York, managing approximately $9 billion in assets.  Founded in 1995, Third Point follows an event-driven approach to investing globally.

The Third Point Entities began building their current position in shares of Common Stock in August 2011 and currently own an aggregate of [70,500,400] shares, representing approximately [5.8%] of the Common Stock  outstanding.  We believe the Third Point Entities are, collectively, the largest outside shareholder of the Company.

 On September 8, 2011, shortly after the Board removed Carol Bartz as CEO and installed Timothy Morse as interim CEO – making him the Company’s fourth chief executive in five years – Third Point sent to the Board a letter (the “September 8 Letter”) expressing the view that the Company was grossly undervalued and calling on the Company’s directors to recognize what Third Point believed were the Board’s misjudgments and failures, including, among others, the Board’s rejection of Microsoft Corporation’s $31 per share acquisition bid in 2008 and its hiring of Carol Bartz as CEO.  The September 8 Letter called for certain directors to resign their seats voluntarily and stated that Third Point had held discussion with respected executives who could add value to a reconstituted Board.  The September 8 Letter concluded by noting that the decision to undertake Board turnover initially rests with the individual directors and expressed the hope the Company’s directors would take Third Point’s views seriously and that a proxy contest would not be necessary in order to effectuate Board change.

Following receipt by the Company of the September 8 Letter, the Company sought to arrange a conversation between Mr. Loeb and either Roy Bostock, Chairman of the Board, or Jerry Yang, a founder of the Company and member of the Board.  A telephone conversation was subsequently arranged for September 12, 2011 (the “September 12 Conversation”), between Mr. Loeb and Messrs. Bostock and Yang, in which others from Third Point and the Company participated.  The Company confirmed, prior to the September 12 Conversation, that it would not provide to Third Point any material non-public information about the Company.

At the outset of the September 12 Conversation, Messrs. Bostock and Yang discussed with Mr. Loeb recent developments in the Company’s business.  After Mr. Loeb questioned Mr. Bostock’s leadership and commitment to act in the best interests of shareholders, Mr. Loeb concluded from Mr. Bostock’s failure to acknowledge any responsibility for the Company’s problems that Mr. Bostock was unaware of what it takes to be an effective leader and that Mr. Bostock was not likely to resign from the Board.  Mr. Loeb informed Messrs. Bostock and Yang that Mr. Bostock was part of the Company’s problem and that Third Point intended to pursue whatever efforts were necessary to remove Mr. Bostock from the Board.  The September 12 Conversation ended abruptly when Mr. Bostock terminated the call.

On September 14, 2011, Third Point wrote to Mr. Yang expressing its disappointment that Mr. Bostock had prematurely terminated the September 12 Conversation and reiterating its view that Mr. Bostock was part of the Company’s problem.  The letter urged Mr. Yang to push for desperately-needed leadership change and stated that Third Point was prepared to present Mr. Yang with suggestions of candidates who could help bring the Company back to its rightful place among the world’s top digital media and technology companies.  Third Point received no reply to its letter from either Mr. Yang or the Company.

In early November 2011, The Wall Street Journal reported that the Company, in an effort apparently led by Mr. Yang, was considering among other alternatives a recapitalization transaction in which private equity firms would acquire up to a 20% stake in the Company and in which the Company would buy back shares from existing holders with the proceeds of the sale.  The report, which was sourced to “people familiar with the matter,” indicated that the stake proposed to be acquired by the private equity investors would be aligned with the approximately 10% stake of Company co-founders, Mr. Yang and David Filo, to form an ownership block that, following the stock buyback, could represent as much as 40% to 45% of the then-outstanding Common Stock.

Following this report, on November 4, 2011, Third Point wrote to the Board to express its deep concern, based on media reports, that Mr. Yang might be pursuing his personal interests in discussions with private equity funds and that the Board and its Transactions and Strategic Planning Committee might be permitting Mr. Yang to engage in these discussions.  Third Point stated in the letter that such a recapitalization transaction would make no sense for the Company and that the only purpose of such a transaction would be to put substantial equity stakes into friendly hands to entrench management and transfer effective control of the Company without the payment of a control premium or even, apparently, a shareholder vote.  In the letter, Third Point called on the Board to seek Mr. Yang’s resignation from the Board and demanded that two Third Point representatives be appointed to the Board seats to be vacated by Mr. Yang and Chairman Bostock or to two newly created Board seats.  Although the Company issued a press release on November 4, 2011, detailing in cursory fashion the Board’s strategic review process, Third Point received no direct reply to its letter.

In the following weeks, as media and analysts’ reports continued to discuss the Company’s process of considering strategic alternatives, Third Point became increasingly concerned about the management of that process and whether it was designed to maximize shareholder value.  In particular, Third Point was concerned that the Board was focusing principally on a recapitalization or “PIPE” transaction that would serve to entrench Mr. Yang, disenfranchise the Company’s public shareholders and eliminate the possibility that the Company’s public shareholders could receive a control premium for their shares.  Accordingly, on December 13, 2011, Third Point once again wrote to the Board and asked that the Board immediately make public, in a manner that would not prejudice legitimate efforts by the Board, the letter or letters in which the Company invited third parties to make proposals for a transaction with the Company.  The purpose of this request was to ascertain whether the Company had placed any artificial restrictions on the proposals that the Board was willing to consider in its search for strategic alternatives, such as discouraging, or even prohibiting, bids to purchase the Company in its entirety.  Third Point received no direct reply to its letter, although news accounts in January indicated that plans for a “PIPE” transaction had been shelved.

Effective January 17, 2012, Mr. Yang resigned from the Board and his other positions with the Company.  On February 7, 2012, the Company announced that Chairman Bostock and directors Vyomesh Joshi, Arthur H. Kern and Gary L. Wilson (collectively, the “Retiring Directors”) each had volunteered not to stand for re-election at the Annual Meeting.  The Board also announced that, effective immediately, it had appointed two new directors, Fred Amoroso and Maynard G. Webb Jr. (the “Newly-Appointed Directors”).

On February 14, 2012, the Third Point Entities filed with the SEC an amendment to the Schedule 13D, disclosing their intention to nominate the Third Point Nominees for election to the Board at the Annual Meeting.

On March 12, 2012, Third Point Entities that are record holders of Common Stock delivered to the Company, as required by the Company’s bylaws, formal notice of their intention to nominate the Third Point Nominees for election at the Annual Meeting.  These Third Point Entities also served on the Company a demand under the Delaware General Corporation Law for a list of the Company’s shareholders and other shareholder list materials.

On March 14, 2012, Mr. Loeb wrote a letter to Scott Thompson, who in early January 2012 had become the Company’s fifth chief executive in five years, in which he observed that a month had passed since Third Point had announced its slate of the Third Point Nominees.  Mr. Loeb wrote that he had hoped the Company would recognize the Third Point Nominees as impressive, independent thinkers with directly relevant experience and who, collectively, would enrich the Board’s dialogue at that critical time.  However, despite having been told that the Board would give serious consideration to the candidacy of the Third Point Nominees, the Company’s response had been dismissive, with the Third Point Nominees other than Mr. Loeb each receiving a single call from a separate member of the Nominating and Corporate Governance Committee, two of the three lasting no more than thirty minutes, and each lacking any concrete sense of process or “next steps.”  In light of this perfunctory outreach, Mr. Loeb stated that Third Point had been left no choice but to directly approach its fellow shareholders and solicit proxies in favor of the Third Point Nominees.  Mr. Loeb indicated, however, that it was not too late for Mr. Thompson to take decisive leadership action by inviting the Third Point Nominees onto the Board.  Mr. Loeb also noted that the Company would be without a chairman after Mr. Bostock’s term expires and that Third Point, in the spirit of continuity and compromise, would be amenable to Mr. Gary L. Wilson’s remaining on the Board as Chairman for a one-year transitional period.

On March 15, 2012, Third Point filed in the Delaware Court of Chancery an opposition to an application submitted by the Company to maintain the seal on certain documents that were part of the court record in a 2008 class action litigation arising out of Microsoft Corporation's $31 per share cash bid for the Company.  Third Point is not a party to the litigation and believes that the Company has not satisfied its burden of establishing “good cause” for continued sealing of such documents.

REASONS FOR THIS SOLICITATION

Although we believe Mr. Yang’s resignation and the retirement of the Retiring Directors are in the best interests of the Company, we do not believe those changes alone will put the Company on the right track towards maximizing shareholder value.

We also believe that the Board’s appointment of the Newly-Appointed Directors was not in the best interests of the Company and its shareholders.  Installing the hand-picked choices of the current Board does nothing to allay concerns that the Company is poised to repeat the errors of its past.  In order to protect and instill confidence in the Company’s shareholders, we believe it is imperative to introduce new outside nominees with financial and business backgrounds that can assist the Board and the Company’s management as they seek to turn the Company around.  We further believe that outside shareholders with substantial holdings should also be included on the Board to better represent shareholder interests.

While the Newly-Appointed Directors possess certain specific technology credentials, we believe that key elements of a balanced strategy remain unaddressed at the Board level.  Press reports have indicated that the Board’s current strategic direction is to emphasize the technology aspects of the Company’s business at the expense of advertising and media, which accounts for the vast majority of the Company’s revenues.  We believe that this approach places the Company’s core revenue generating capability at substantial risk, fails to recognize the tremendous growth opportunity in video, and directly results from a dearth of essential expertise in media and entertainment at the Board level.

We further believe that the Board lacks an expert in the type of fundamental corporate restructuring that we believe the Company requires, along with an independent investor representative strongly aligned with the Company’s shareholder base through substantial stock ownership.  The failure of the Board to prioritize shareholder value to date – evidenced by years of deferring and delaying comprehensive strategic initiatives and apparently missing out on significant strategic opportunities (such as the reported possibility of the Company’s opportunity to purchase Facebook in 2006 and the rejection of Microsoft’s $31 per share offer in 2008) – should no longer be tolerated or endorsed by investors.  Particularly at a time when the Company is seeking to monetize its Asian interests and, upon a sale, would receive from them proceeds representing a majority of the Company’s current market capitalization, we believe it is absolutely essential for the Board to include directors with substantial capital allocation experience and who are strongly aligned with shareholder interests through substantial stock ownership.

The Third Point Nominees will, if elected, constitute only a minority of the Board and, even if they were to vote together unanimously, will not be able to adopt singlehandedly any measures (including any measures proposed by the Third Point Nominees) without the support of additional members of the Board.  We believe, however, that the Third Point Nominees, if elected to the Board, will collectively be in a position to influence the strategic direction of the Company and to bring to the Board deep experience in advertising and media, restructuring and capital allocation, and the perspectives of significant shareholders.  Each of the Third Point Nominees is committed to acting in the best interest of the Company’s shareholders.

The Third Point Nominees do not anticipate that they will have any conflicts of interest with respect to the Company and recognize that as members of the Board they will owe fiduciary duties to all shareholders.  None of the Third Point Nominees has any contract, arrangement or understanding with the Company, and no other direct financial interest concerning the Company, other than through the beneficial ownership of Common Stock by the Third Point Entities and the Third Party Nominees disclosed in this Proxy Statement.

WE STRONGLY RECOMMEND A VOTE FOR THE ELECTION

OF THE THIRD POINT NOMINEES

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Election of Directors

The Company’s Board of Directors currently consists of eleven directors.  Directors hold office for one-year terms and until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office.  At the Annual Meeting, we expect that [___] directors are to be elected to the Board of Directors.  On March 12, 2012, we gave notice to the Company of our intention to nominate the Third Point Nominees to serve as directors of the Company.

We are seeking your proxy for the election to the Board of Directors of four individuals – Mr. Daniel Loeb, Mr. Harry Wilson, Mr. Michael Wolf and Mr. Jeffrey Zucker.

Each of the Third Point Nominees has consented to being named as a nominee in this Proxy Statement and has confirmed his willingness to serve on the Board of Directors if elected.  The Third Point Entities do not expect that any of the Third Point Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Third Point Nominees should occur unexpectedly, the shares of Common Stock represented by the [WHITE] proxy card will be voted for a substitute candidate selected by the Third Point Entities.  If the Third Point Entities determine to add nominees, whether because the Company expands the size of the Board of Directors subsequent to the date of this Proxy Statement or for any other reason, the Third Point Entities will supplement this Proxy Statement.  If, however, the Company does not leave reasonable time before the Annual Meeting to supplement this Proxy Statement, the Third Point Entities reserve the right to nominate additional nominees and to use the discretionary authority granted by the proxies it is soliciting to vote for such additional nominees, or to seek judicial relief.

Biographical Information Regarding the Third Point Nominees

The following information concerning the age, principal occupation and business experience during the last five years, and current directorships has been furnished to the Third Point Entities by the Third Point Nominees.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Daniel S. Loeb (Age: 50) Business Address: 390 Park Avenue New York, NY 10022
Daniel S. Loeb is the founder and Chief Executive Officer of Third Point, an investment management firm founded in 1995.  Third Point invests both long and short in securities involved in event driven and special situations.  The firm is based in New York, with offices in Menlo Park and Sunnyvale.  In 1994, prior to founding Third Point, Mr. Loeb was Vice President of high yield sales at Citigroup, and from 1991 to 1993, he was Senior Vice President in the distressed debt department at Jefferies & Co.  Mr. Loeb began his career as an Associate in private equity at E.M. Warburg Pincus & Co. in 1984.  From June 2006 until June 2007, Mr. Loeb was a member of the board of directors of Massey Energy Company (now known as Alpha Appalachia Holdings, Inc.).  From March 2007 until November 2007, Mr. Loeb was a member of the board of directors of Pogo Producing Company.  From its initial public offering until March 2008, Mr. Loeb was a member of the board of directors of BioFuel Energy Corp.  He is a Trustee of the United States Olympic Foundation, Mount Sinai Hospital, the Manhattan Institute, Prep for Prep, the Los Angeles Museum of Contemporary Art, and Third Way, a non-partisan political think tank.  He is also a member of the Council on Foreign Relations, the American Enterprise Institute’s National Council, the Brookings Institute and the Washington Institute for Near East Policy.  Mr. Loeb graduated with an A.B. in Economics from Columbia University in 1984.

Over the course of his career, Mr. Loeb has developed an understanding of value creation and the methods by which companies, such as the Company, may unlock value for its shareholders.  As Chief Executive Officer of the investment manager to, collectively, one of the Company’s largest shareholders, if elected to the Company’s board of directors Mr. Loeb would serve as a vocal advocate for shareholders of the Company.  Throughout his tenure at Third Point, Mr. Loeb has been a thoughtful, outspoken champion for good corporate governance and, through Third Point Ventures, a venture investment fund managed by Third Point, has developed a track record of successful investments in technology companies.  For these reasons, we believe Mr. Loeb is exceptionally well-qualified to serve as a director of the Company.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Harry J. Wilson (Age: 40) Business Address: 2 Overhill Road Suite 400 Scarsdale, NY 10583
Harry J. Wilson has served as the Chairman and Chief Executive Officer of MAEVA Group, LLC (“MAEVA”), a nationally-recognized expert in corporate restructurings and turnarounds and in leading complicated businesses through corporate transitions, since its founding in January 2011.  Prior to founding MAEVA, in 2010 Mr. Wilson was the Republican nominee for New York State Comptroller.  Mr. Wilson served as a Senior Advisor in the United States Department of the Treasury in 2009.  He worked as one of the four leaders of the Auto Task Force, responsible for the Treasury’s role in the restructuring of General Motors and Chrysler.  From 2003 through 2008, Mr. Wilson worked at credit investment fund Silver Point Capital, finishing his tenure there as a partner.  From 1999 until 2003, Mr. Wilson worked at The Blackstone Group, the world’s largest private equity firm.  Earlier in his career, Mr. Wilson worked at the private equity firm Clayton, Dubilier & Rice and in the investment banking division of Goldman, Sachs & Co.  Mr. Wilson currently serves on the following boards of directors: Visteon Corporation, YRC Worldwide and Youth, INC, a venture philanthropy nonprofit focused on troubled New York City youth.  Mr. Wilson graduated with an A.B. in government from Harvard College in 1993 and received an MBA from Harvard Business School in 1999.

Throughout his career, Mr. Wilson has worked with companies, both as an investor and a board member, to address capital allocation strategies and to enhance operational efficiencies.  This experience includes significant time and effort spent with directors, employees, management teams and investors.  For these reasons, we believe Mr. Wilson is exceptionally well-qualified to serve as a director of the Company.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Michael J. Wolf (Age: 51) Business Address: 156 Fifth Avenue, Penthouse One New York, NY 10010
Michael J. Wolf has served as the President of Activate Strategy, Inc., a strategy and technology consulting firm, specialized in media, technology and entertainment, since March 2007.  From October 2005 through February 2007, Mr. Wolf was President and Chief Operating Officer of MTV Networks, Inc. (“MTVN”) where he was responsible for leading all of the business, advertising and affiliate sales, technology and operations for the $7 billon television and interactive media company.  He joined MTVN from McKinsey & Co., where he was a Senior Director and Global Leader of the firm’s Media, Entertainment and Information Practice from 2001 to 2005.  Previously, he was a Senior Partner, member of the board of directors, member of the firm’s executive management team and leader of the Media and Entertainment Group at Booz Allen Hamilton, Inc., which he joined in 1989.  He currently serves as a director of Entercom Communications Corporation.  He is a 1984 graduate of Columbia University.

Mr. Wolf has significant experience working with media, entertainment and technology companies, both on the operational and consulting levels, as well as an understanding of online, mobile, product, advertising, marketing and content strategies – all of which are important aspects of the Company’s business.  For these reasons, we believe Mr. Wolf is exceptionally well-qualified to serve as a director of the Company.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Jeffrey A. Zucker (Age: 46) Business Address: 147 Columbus Avenue New York, NY 10025
Jeffrey A. Zucker is currently the Executive Producer of “Katie”, a new daily talk show which will be hosted by Katie Couric and will premiere on leading television stations across the country in September 2012.  Prior to this role, Mr. Zucker served from February 2007 until January 2011 as President and Chief Executive Officer of NBC Universal, where he was responsible for all of NBC Universal’s assets, including its vast portfolio of broadcast and cable television networks, its film studio and theme parks.  Before being named Chief Executive Officer, he served as President of the NBC Universal Television Group (from 2004 until February 2007) and President of NBC Entertainment (from 2001-2004).  From 1992 until 2000, Mr. Zucker was the executive producer of NBC News’ “Today” show.  Mr. Zucker joined NBC in 1986 as a researcher for NBC Sports’ coverage of the 1988 Summer Olympics.  A five-time Emmy Award winner, Mr. Zucker graduated in 1986 from Harvard College, where he served as President of The Harvard Crimson.  He is a member of the board of directors of the Memorial Sloan Kettering Cancer Center, Temple Emanu-El of New York City and the Robin Hood Foundation.

Mr. Zucker’s tenure at NBC Universal included his running and growing one of the nation’s iconic brands, as well as experience creating and distributing content across multiple channels and geographies.  Mr. Zucker’s experience at NBC Universal included working directly in areas of innovation – sports (NBC Universal’s Olympics, NFL, NHL, PGA, etc. coverage), news (MSNBC, NBC News, Today) and finance (CNBC) – which are key brand drivers for the Company.  Mr. Zucker also understands how to identify and target attractive, diverse audiences.  For these reasons, we believe Mr. Zucker is exceptionally well-qualified to serve as a director of the Company.

If elected, each Third Point Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time.  Except as described below, there are no understandings or arrangements between the Third Point Nominees or any other person pursuant to which the nominations are to be made by the Third Point Entities.  Pursuant to nomination arrangements entered into by each of Messrs. Wilson, Wolf and Zucker with Third Point, Third Point has paid each such nominee $50,000 in consideration of such nominee’s agreement to serve in such a capacity, and the Third Point Entities will indemnify and hold harmless each such nominee from any and all damages, judgments, fines, settlements, losses and expenses incurred by such nominee resulting from any action, suit or proceeding based upon or arising from certain actions, including the solicitation of proxies to which this Proxy Statement relates and such person’s ongoing services as a director of the Company to the extent not otherwise indemnified by the Company, other than certain excluded losses.  Third Point LLC has also entered into non-disclosure agreements with Harry J. Wilson, Michael J. Wolf and Jeffrey A. Zucker, whereby each such nominee has agreed to not disclose or attempt to personally benefit from certain confidential or proprietary information received from or on behalf of Third Point LLC and regarding the nominations.

Additional information concerning the Third Point Nominees is set forth in Appendix A to this Proxy Statement.

Other Matters Likely to be Considered at the Annual Meeting

The Company may ask shareholders to vote on the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2012.  We have no reason to believe we would not support the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2012.

The accompanying [WHITE] proxy card provisionally includes a proposal ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2012; however, the proxy card can only be voted on this proposal if the proposal is actually presented at the Annual Meeting.  You may vote for or against, or you may abstain from voting on, this proposal, and the accompanying [WHITE] proxy card will be voted on this proposal in accordance with your instruction thereon if the proposal is presented at the Annual Meeting.  If you do not indicate any voting instruction, we will vote the [WHITE] proxy card in our discretion.  If the Company does present this proposal, we will study any information the Company includes about the proposal in its proxy materials and will make our voting determination based on that information and on any other relevant facts of which we may be aware.

Except as set forth in this Proxy Statement, including the possible ratification of the appointment of the Company’s independent accountants, the Third Point Entities are not aware of any other matter to be considered at the Annual Meeting.  However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Annual Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to shareholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto.  If other proposals are made thereafter, the persons named as proxies on the [WHITE] proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

INFORMATION ABOUT THE THIRD POINT ENTITIES

Daniel Loeb is the managing member of Third Point LLC and controls Third Point LLC’s business activities.  The principal business of Mr. Loeb is to act as the managing member of Third Point LLC.  Third Point LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as investment manager or adviser to a variety of funds and managed accounts (such funds and accounts, the “Funds”), and to control the investing and trading in securities of the Funds.  Third Point Partners Qualified L.P. is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities.  Third Point Partners L.P. is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities.  Third Point Offshore Master Fund L.P. is organized as an exempted limited partnership under the laws of the Cayman Islands, and its principal business is to invest and trade in securities.  Third Point Ultra Master Fund L.P. is organized as an exempted limited partnership under the laws of the Cayman Islands, and its principal business is to invest and trade in securities.  Third Point Reinsurance Company, Ltd. is organized as an insurance company under the laws of Bermuda, and its principal business is to provide specialty property and casualty reinsurance.  Lyxor/Third Point Fund Limited is organized as a public company with limited liability organized under the laws of Jersey, and its principal business is to invest and trade in securities.  dbX-Risk Arbitrage 11 Fund is organized as a unit trust established under the laws of Jersey, Channel Islands, and its principal business is to invest and trade in securities.

The address of the principal business and principal office of Third Point Reinsurance Company, Ltd. is 96 Pitts Bay Road, Pembroke, HM08, Bermuda.  The address of the principal business and principal office of Lyxor/Third Point Fund Limited is c/o Lyxor Asset Management, Tour Société Générale, 17 Cours Valmy, 92987 Paris-La Defense Cedex, France.  The address of the principal business and principal office of dbX-Risk Arbitrage 11 Fund is c/o Deutsche International Corp. Services Ltd., St. Paul’s Gate, New Street, St. Helier, Jersey, Channel Islands, United Kingdom JE4 8ZB.  The address of the principal business and principal office of the other Third Point Entities is 390 Park Avenue, New York, NY 10022.

The Third Point Entities beneficially own [70,500,400] shares of Common Stock, representing approximately [5.8]% of the [1,213,749,472] shares of Common Stock as reported to be outstanding by the Company as of [February 17], 2012.

Additional information concerning transactions in securities of the Company effected during the past two years by the Third Point Entities and the Third Point Nominees is set forth in Appendix B to this Proxy Statement.

SOLICITATION; EXPENSES

Proxies may be solicited by mail, advertisement, telephone, internet, facsimile, other media and personal solicitation by the Third Point Entities and by the Third Point Nominees.  No additional compensation will be paid to the Third Point Entities or to the Third Point Nominees for the solicitation of proxies.  Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Third Point Entities’ solicitation material to their customers for whom they hold shares, and the Third Point Entities will reimburse them for their reasonable out-of-pocket expenses.

The Third Point Entities have retained MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies and for related services.  The Third Point Entities will pay MacKenzie an estimated fee of up to $[700,000] and have agreed to reimburse it for its reasonable out-of-pocket expenses.  Approximately [60] persons will be used by MacKenzie in its solicitation efforts.

The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Third Point Entities.  The Third Point Entities do not intend to seek reimbursement of such expenses from the Company and will not submit such reimbursement to a vote of shareholders.

The Third Point Entities estimate that the total expenditures relating to its proxy solicitation incurred by the Third Point Entities will be approximately $[8,000,000], approximately $[1,250,000] of which has been incurred to date.

VOTING AND PROXY PROCEDURES

THE THIRD POINT ENTITIES RECOMMEND A VOTE FOR THE ELECTION OF THE THIRD POINT NOMINEES BECAUSE WE BELIEVE THAT THE THIRD POINT NOMINEES WOULD CONTRIBUTE TO THE CREATION OF SHAREHOLDER VALUE.

How do I vote by proxy?

If your shares are held in your name, you may vote by proxy as follows:

•
Vote by Telephone – Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided.  You will be required to provide the unique control number printed on your proxy card.

•
Vote by Internet – Please access the website linked on your proxy card and follow the simple instructions provided.  Please note you must type an “s” after http.  You will be required to provide the unique control number printed on your proxy card.

You may vote by telephone or Internet 24 hours a day, 7 days a week until 11:59 p.m. Eastern Time, the day before the Annual Meeting.  Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

•
Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Third Point LLC, c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016.

The telephone and Internet voting procedures use a control number that appears on your [WHITE] proxy card to authenticate you as a shareholder of record and to allow you to confirm that your voting instructions have been correctly recorded.  If you vote by telephone or Internet, you do not need to return the [WHITE] proxy card.

How do I vote shares I hold through a broker, bank or other custodian?

If you hold shares through someone else, such as a broker, bank or other custodian, you will receive voting material from that firm. You can complete the [WHITE] voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access those voting methods.  If you hold your shares in a stock brokerage account or by a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

What happens if I fail to instruct my broker?

If you hold your shares in street name through a broker, bank or other custodian, only it can vote your shares, and only upon your specific instruction. “Broker non-votes” occur when a bank, broker or other nominee holder has not received voting instructions with respect to a particular proposal and the nominee holder does not have discretionary power to vote on that proposal. Because this is a “contested” meeting, if you fail to instruct your broker on how to vote your shares, your broker will not be able to vote your shares.

If I plan to attend the Annual Meeting, should I still submit a [WHITE] proxy card?

Whether or not you plan to attend the Annual Meeting, we urge you to submit a [WHITE] proxy card. Returning the enclosed proxy card will not affect your right to attend and vote at the Annual Meeting.

What if I want to revoke my proxy?

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Annual Meeting in person.  Attendance at the Annual Meeting will not in and of itself constitute a revocation.

What should I do if I receive a proxy card solicited by the Company?

If you submit a proxy to us by signing and returning the enclosed [WHITE] proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.

If you have already sent a proxy card to the Company, you may revoke it and provide your support to the Third Point Nominees by signing, dating and returning the enclosed [WHITE] proxy card.

Who can vote?

Only holders of record of Common Stock on the record date to be established by the Board of Directors for the Annual Meeting (the “Record Date”) will be entitled to vote at the Annual Meeting.  If you are a shareholder of record on the Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell such shares after the Record Date.  Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the [WHITE] proxy card, even if you sell such shares after such date.

What is the required quorum?

According to the Company’s bylaws, the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitute a quorum.  Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

What vote is required to elect the Third Point Nominees?

Based on the Company’s proxy statement for its 2011 annual meeting, in a contested election where the number of director nominees exceeds the number of directors to be elected:

•	directors are elected by a plurality of the votes case, meaning that the [___] nominees receiving the most votes would be elected; and

•	abstentions and broker non-votes will be counted as “present” when determining whether there is a quorum, but will not be counted toward a nominee’s attainment of a plurality.

How will my shares be voted?

Shares of Common Stock represented by a valid, unrevoked [WHITE] proxy card will be voted in accordance with the recommendations made in this Proxy Statement unless you indicate otherwise on the proxy card.  Except as set forth in this Proxy Statement, including the possible ratification of the appointment of Company’s independent accountants, the Third Point Entities are not aware of any other matter to be considered at the Annual Meeting.  However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Annual Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to shareholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto.  If other proposals are made thereafter, the persons named as proxies on the [WHITE] proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

The Third Point Entities are only proposing four nominees, while [___] directors are expected to be elected at the Annual Meeting.  If I vote my shares on the [WHITE] proxy card, how many nominees will I be voting for?

If you vote on the [WHITE] proxy card, you will be able to vote for all [___] directors to be elected at the Annual Meeting.  With the [WHITE] proxy card, we are soliciting votes in favor of the four Third Point Nominees and the [___] candidates who have been nominated by the Company to serve as directors other than [____, ____, ____ and ____] (for whom the Third Point Entities are NOT seeking authority to vote for and WILL NOT exercise any such authority).  The Third Point Entities provide no assurance that the Company nominees, if elected, will serve with the Third Point Nominees.

INFORMATION ABOUT THE COMPANY

Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 701 First Avenue, Sunnyvale, CA 94089.

The Company is subject to the periodic reporting requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC.  Reports, registration statements, proxy statements and other information filed by the company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549.  Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

The Third Point Entities have omitted from this proxy statement certain disclosure required by applicable law to be included in the company’s proxy statement.  Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain shareholder’s beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and director nominations intended for consideration at the Annual Meeting and for consideration for inclusion in the proxy materials for that meeting.  Please refer to the Company’s proxy statement for such information.  The Third Point Entities take no responsibility for the accuracy or completeness of information contained in the company’s proxy statement.  Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.  Although the Third Point Entities do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Third Point Entities, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

OTHER MATTERS

Except as set forth in this Proxy Statement, including the possible ratification of the appointment of the Company’s independent accountants, the Third Point Entities are not aware of any other matter to be considered at the Annual Meeting.  However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Annual Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to shareholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto.  If other proposals are made thereafter, the persons named as proxies on the [WHITE] proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

Third Point LLC
Third Point Offshore Master Fund L.P.
Third Point Ultra Master Fund L.P.
Third Point Partners L.P.
Third Point Partners Qualified L.P.
Third Point Reinsurance Co. Ltd.
Lyxor/Third Point Fund Limited
dbX-Risk Arbitrage 11 Fund
Daniel S. Loeb
Harry J. Wilson
Michael J. Wolf
Jeffrey A. Zucker

[___ __], 2012

Appendix A

INFORMATION CONCERNING PARTICIPANTS AND THEIR ASSOCIATES

IN THE PROXY SOLICITATION

The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) as of March [__], 2012 by each of (i) the Third Point Entities, (ii) the Third Point Nominees and (iii) their associates:

Name	Business Address	Number of Shares of Common Stock of the Company Beneficially Owned	Percent of Common Stock of the Company(1)
Third Point LLC(2)	390 Park Avenue New York, NY 10022	[70,500,400]	[5.81]%
Third Point Offshore Master Fund L.P.	c/o Walkers SPV Limited, Walker House 87 Mary Street George Town, Grand Cayman E9 KY1-9002	[35,728,500]	[2.94]%
Third Point Ultra Master Fund L.P.	c/o Walkers SPV Limited, Walker House 87 Mary Street George Town, Grand Cayman E9 KY1-9002	[13,597,700]	[1.12]%
Third Point Partners L.P.	390 Park Avenue New York, NY 10022	[2,279,400]	*
Third Point Partners Qualified L.P.	390 Park Avenue New York, NY 10022	[11,574,000]	*
Third Point Reinsurance Co. Ltd.	96 Pitts Bay Road, Pembroke, HM08, Bermuda	[4,352,000]	*
Lyxor/Third Point Fund Limited	c/o Lyxor Asset Management Tour Société Générale 17 Cours Valmy, 92987 Paris-La Defense Cedex, France	[1,820,400]	*
dbX-Risk Arbitrage 11 Fund	c/o Deutsche International Corporate Services Limited St. Paul’s Gate, New Street, St. Helier Jersey, Channel Islands JE4 8ZB	[1,148,400]	*

Third Point Advisors LLC(3)	390 Park Avenue New York, NY 10022	[13,853,400]	[1.14]%
Third Point Advisors II LLC(4)	390 Park Avenue New York, NY 10022	[49,326,200]	[4.06]%
Daniel S. Loeb(5)	390 Park Avenue New York, NY 10022	[70,500,400]	[5.81]%
Harry J. Wilson	2 Overhill Road Suite 400 Scarsdale, NY 10583	[25,000]	*
Michael J. Wolf	156 Fifth Avenue, Penthouse One New York, NY 10010	[20,000]	*
Jeffrey A. Zucker	147 Columbus Avenue New York, NY 10025	--	--

* Less than 1%

(1)	All percentages are based on the [1,213,749,472] shares of Common Stock outstanding as of [February 17], 2012.
(2)
Third Point LLC is the investment manager or adviser to the Funds, which include Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Reinsurance Co. Ltd., Lyxor/Third Point Fund Limited and dbX-Risk Arbitrage 11 Fund, and as such may be deemed the beneficial owner of the shares held for their account.

(3)
Third Point Advisors LLC is the general partner of Third Point Partners Qualified L.P. and Third Point Partners L.P., and as such may be deemed the beneficial owner of the shares held for their account.

(4)
Third Point Advisors II LLC is the general partner of Third Point Offshore Master Fund L.P. and Third Point Ultra Master Fund L.P., and as such may be deemed the beneficial owner of the shares held for their account.

(5)
Mr. Loeb is the managing member of Third Point LLC and controls Third Point LLC’s business activities.  Third Point LLC is the investment manager or advisor to the Funds.  As such, Mr. Loeb may be deemed the beneficial owner of the shares held for the account of the Funds.

____________________________

Except as set forth in this Proxy Statement, in the Appendices hereto or filings of the Third Point Entities pursuant to Section 13(d) of the Exchange Act, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees nor any associate of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year, (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party or (viii) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000.  In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company’s last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

None of the corporations or organizations in which any of the Third Point Nominees has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and none of the Third Point Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

Except as set forth in this Proxy Statement, in the Appendices hereto or filings of the Third Point Entities pursuant to Section 13(d) of the Exchange Act, to the knowledge of the Third Point Nominees, there are no material proceedings to which any Third Point Nominee, or any of their associates, is a party adverse to the Company or any of its subsidiaries, or in which either of the Third Point Nominees or any of their associates has a material interest adverse to the Company or any of its subsidiaries.

During the past ten years, none of the Third Point Nominees was involved in any event that would be required to be disclosed under Item 401(f) of Regulation S-K (“Regulation S-K”), promulgated by the Securities and Exchange Commission under the Exchange Act.

Since the beginning of the Company’s last fiscal year, neither of the Third Point Nominees currently has or has had any relationship of the nature described in Item 404(a) of Regulation S-K.  Specifically, since the beginning of the Company’s last fiscal year, neither of the Third Point Nominees has been an officer, director, partner or employee of, nor has either of them owned, directly or indirectly, beneficially or of record, more than 10% of the equity interest in, any of the following types of organizations:

(a)           Any organization that has made or proposes to make payments to the Company or any of its subsidiaries for property or services in excess of the amounts specified in such Item 404(a);

(b)           Any organization to which the Company or any of its subsidiaries was indebted, at the end of the Company’s last full fiscal year, in excess of the amount specified in such Item 404(a);

(c)           Any organization to which the Company or any of its subsidiaries has made or proposes to make payments for property or services in excess of the amounts specified in such Item 404(a); or

(d)           Any organization that provided or proposes to provide legal services or investment  banking services to the Company or any of its subsidiaries in excess of the amounts specified in such Item 404(a).

No Third Point Nominee has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

Appendix B

TRANSACTIONS IN YAHOO! INC.

The following tables set forth information with respect to all purchases and sales of shares of Common Stock by the Third Point Entities and their associates, affiliates and the Third Point Nominees during the past two years (amounts in parentheses indicate a sale of shares):

Fund	Trade Date	Buy/Sell	Trade Quantity
Partners Qualified	10/14/2010	B - Buy	32,500
Partners Qualified	10/14/2010	B - Buy	39,800
Partners Qualified	10/14/2010	B - Buy	64,900
Partners Qualified	10/29/2010	S - Sell	(2,600)
Partners Qualified	12/1/2010	S - Sell	(900)
Partners Qualified	12/31/2010	B - Buy	9,700
Partners Qualified	1/14/2011	B - Buy	33,400
Partners Qualified	1/14/2011	B - Buy	33,800
Partners Qualified	1/31/2011	B - Buy	600
Partners Qualified	2/7/2011	B - Buy	37,000
Partners Qualified	2/7/2011	B - Buy	34,300
Partners Qualified	2/15/2011	B - Buy	700
Partners Qualified	3/10/2011	S - Sell	(11,300)
Partners Qualified	3/10/2011	S - Sell	(68,300)
Partners Qualified	3/10/2011	S - Sell	(67,900)
Partners Qualified	3/10/2011	S - Sell	(67,800)
Partners Qualified	3/10/2011	S - Sell	(67,900)
Partners Qualified	8/8/2011	B - Buy	76,400
Partners Qualified	8/8/2011	B - Buy	76,500
Partners Qualified	8/8/2011	B - Buy	76,400
Partners Qualified	8/8/2011	B - Buy	76,500
Partners Qualified	8/8/2011	B - Buy	76,400
Partners Qualified	8/9/2011	B - Buy	153,500
Partners Qualified	8/9/2011	B - Buy	76,500
Partners Qualified	8/9/2011	B - Buy	153,100
Partners Qualified	8/9/2011	B - Buy	76,500
Partners Qualified	8/10/2011	B - Buy	152,700
Partners Qualified	8/10/2011	B - Buy	153,000
Partners Qualified	8/10/2011	B - Buy	153,100
Partners Qualified	8/10/2011	B - Buy	153,000
Partners Qualified	8/10/2011	B - Buy	76,500
Partners Qualified	8/10/2011	B - Buy	76,500
Partners Qualified	8/10/2011	B - Buy	76,500
Partners Qualified	8/10/2011	B - Buy	153,000
Partners Qualified	8/10/2011	B - Buy	153,000
Partners Qualified	8/11/2011	B - Buy	229,000
Partners Qualified	8/11/2011	B - Buy	229,500
Partners Qualified	8/11/2011	B - Buy	76,500
Partners Qualified	8/11/2011	B - Buy	38,200
Partners Qualified	8/11/2011	B - Buy	76,500
Partners Qualified	8/11/2011	B - Buy	76,500
Partners Qualified	8/11/2011	B - Buy	38,200
Partners Qualified	8/12/2011	B - Buy	152,500
Partners Qualified	8/12/2011	B - Buy	152,500
Partners Qualified	8/12/2011	B - Buy	152,900
Partners Qualified	8/12/2011	B - Buy	76,900
Partners Qualified	8/12/2011	B - Buy	76,900
Partners Qualified	8/15/2011	B - Buy	155,600
Partners Qualified	8/15/2011	B - Buy	117,100
Partners Qualified	8/15/2011	B - Buy	38,300
Partners Qualified	8/16/2011	B - Buy	112,400
Partners Qualified	8/17/2011	B - Buy	39,600
Partners Qualified	8/17/2011	B - Buy	153,100
Partners Qualified	8/17/2011	B - Buy	153,200
Partners Qualified	8/18/2011	B - Buy	7,600
Partners Qualified	8/24/2011	B - Buy	160,700
Partners Qualified	8/24/2011	B - Buy	230,100

Fund	Trade Date	Buy/Sell	Trade Quantity
Partners Qualified	8/24/2011	B - Buy	230,100
Partners Qualified	8/25/2011	B - Buy	232,700
Partners Qualified	8/25/2011	B - Buy	38,400
Partners Qualified	8/25/2011	B - Buy	191,800
Partners Qualified	8/26/2011	B - Buy	154,700
Partners Qualified	8/26/2011	B - Buy	17,600
Partners Qualified	8/29/2011	B - Buy	73,500
Partners Qualified	8/29/2011	B - Buy	3,200
Partners Qualified	8/29/2011	B - Buy	244,100
Partners Qualified	8/30/2011	B - Buy	185,500
Partners Qualified	8/30/2011	B - Buy	303,700
Partners Qualified	8/30/2011	S - Sell	(120,900)
Partners Qualified	8/31/2011	B - Buy	168,100
Partners Qualified	9/2/2011	B - Buy	335,700
Partners Qualified	9/6/2011	B - Buy	43,500
Partners Qualified	9/6/2011	B - Buy	281,000
Partners Qualified	9/6/2011	B - Buy	40,200
Partners Qualified	9/7/2011	B - Buy	161,800
Partners Qualified	9/8/2011	B - Buy	257,500
Partners Qualified	9/8/2011	B - Buy	221,600
Partners Qualified	10/21/2011	B - Buy	33,200
Partners Qualified	10/21/2011	B - Buy	105,000
Partners Qualified	10/21/2011	B - Buy	33,100
Partners Qualified	10/21/2011	B - Buy	106,100
Partners Qualified	10/24/2011	B - Buy	331,400
Partners Qualified	10/24/2011	B - Buy	165,700
Partners Qualified	10/26/2011	B - Buy	12,400
Partners Qualified	10/31/2011	B - Buy	3,200
Partners Qualified	11/1/2011	S - Sell	(17,100)
Partners Qualified	11/1/2011	B - Buy	75,000
Partners Qualified	11/1/2011	B - Buy	41,200
Partners Qualified	11/3/2011	B - Buy	40,200
Partners Qualified	11/3/2011	B - Buy	44,800
Partners Qualified	12/30/2011	B - Buy	1,130,600

Fund	Trade Date	Buy/Sell	Trade Quantity
Partners	10/14/2010	B - Buy	15,900
Partners	10/14/2010	B - Buy	19,500
Partners	10/14/2010	B - Buy	31,800
Partners	10/29/2010	S - Sell	(1,500)
Partners	12/1/2010	S - Sell	(2,600)
Partners	12/31/2010	S - Sell	(1,000)
Partners	1/14/2011	B - Buy	14,800
Partners	1/14/2011	B - Buy	14,700
Partners	1/31/2011	S - Sell	(5,900)
Partners	2/7/2011	B - Buy	13,600
Partners	2/7/2011	B - Buy	13,800
Partners	2/15/2011	B - Buy	300
Partners	3/10/2011	S - Sell	(9,900)
Partners	3/10/2011	S - Sell	(26,200)
Partners	3/10/2011	S - Sell	(25,700)
Partners	3/10/2011	S - Sell	(25,800)
Partners	3/10/2011	S - Sell	(25,800)
Partners	8/8/2011	B - Buy	19,500
Partners	8/8/2011	B - Buy	19,600
Partners	8/8/2011	B - Buy	19,500
Partners	8/8/2011	B - Buy	19,500
Partners	8/8/2011	B - Buy	19,600
Partners	8/9/2011	B - Buy	38,900
Partners	8/9/2011	B - Buy	19,500
Partners	8/9/2011	B - Buy	39,000
Partners	8/9/2011	B - Buy	19,500
Partners	8/10/2011	B - Buy	39,300
Partners	8/10/2011	B - Buy	39,100
Partners	8/10/2011	B - Buy	39,000
Partners	8/10/2011	B - Buy	39,100
Partners	8/10/2011	B - Buy	19,500

Fund	Trade Date	Buy/Sell	Trade Quantity
Partners	8/10/2011	B - Buy	19,500
Partners	8/10/2011	B - Buy	19,600
Partners	8/10/2011	B - Buy	39,000
Partners	8/10/2011	B - Buy	39,100
Partners	8/11/2011	B - Buy	57,900
Partners	8/11/2011	B - Buy	58,500
Partners	8/11/2011	B - Buy	19,500
Partners	8/11/2011	B - Buy	9,800
Partners	8/11/2011	B - Buy	19,500
Partners	8/11/2011	B - Buy	19,500
Partners	8/11/2011	B - Buy	9,700
Partners	8/12/2011	B - Buy	39,600
Partners	8/12/2011	B - Buy	39,600
Partners	8/12/2011	B - Buy	39,000
Partners	8/12/2011	B - Buy	19,000
Partners	8/12/2011	B - Buy	19,000
Partners	8/15/2011	B - Buy	40,300
Partners	8/15/2011	B - Buy	29,900
Partners	8/15/2011	B - Buy	9,800
Partners	8/16/2011	B - Buy	29,400
Partners	8/17/2011	B - Buy	9,600
Partners	8/17/2011	B - Buy	39,100
Partners	8/17/2011	B - Buy	39,100
Partners	8/18/2011	B - Buy	2,000
Partners	8/24/2011	B - Buy	39,700
Partners	8/24/2011	B - Buy	58,700
Partners	8/24/2011	B - Buy	58,700
Partners	8/25/2011	B - Buy	59,300
Partners	8/25/2011	B - Buy	9,800
Partners	8/25/2011	B - Buy	48,900
Partners	8/26/2011	B - Buy	38,800
Partners	8/26/2011	B - Buy	3,800
Partners	8/29/2011	B - Buy	20,300
Partners	8/29/2011	B - Buy	900
Partners	8/29/2011	B - Buy	62,200
Partners	8/30/2011	B - Buy	47,700
Partners	8/30/2011	B - Buy	77,500
Partners	8/30/2011	S - Sell	(30,800)
Partners	8/31/2011	B - Buy	7,400
Partners	9/2/2011	B - Buy	77,300
Partners	9/6/2011	B - Buy	10,400
Partners	9/6/2011	B - Buy	69,900
Partners	9/6/2011	B - Buy	9,900
Partners	9/7/2011	B - Buy	40,500
Partners	9/8/2011	B - Buy	67,500
Partners	9/8/2011	B - Buy	55,200
Partners	10/21/2011	B - Buy	8,100
Partners	10/21/2011	B - Buy	8,100
Partners	10/21/2011	B - Buy	7,400
Partners	10/24/2011	B - Buy	81,000
Partners	10/24/2011	B - Buy	40,500
Partners	10/26/2011	B - Buy	3,100
Partners	10/31/2011	B - Buy	800
Partners	11/1/2011	B - Buy	3,500
Partners	11/1/2011	B - Buy	9,200
Partners	11/1/2011	S - Sell	(82,700)
Partners	11/3/2011	B - Buy	9,400
Partners	11/3/2011	B - Buy	8,500
Partners	12/30/2011	S - Sell	(176,300)

Fund	Trade Date	Buy/Sell	Trade Quantity
Offshore	10/14/2010	B - Buy	137,500
Offshore	10/14/2010	B - Buy	168,600
Offshore	10/14/2010	B - Buy	274,900
Offshore	10/29/2010	S - Sell	(2,800)
Offshore	12/1/2010	S - Sell	(20,100)
Offshore	12/31/2010	S - Sell	(12,600)

Fund	Trade Date	Buy/Sell	Trade Quantity
Offshore	1/14/2011	B - Buy	128,100
Offshore	1/14/2011	B - Buy	128,900
Offshore	1/31/2011	S - Sell	(19,400)
Offshore	2/7/2011	B - Buy	122,900
Offshore	2/7/2011	B - Buy	125,400
Offshore	2/15/2011	B - Buy	3,600
Offshore	3/10/2011	S - Sell	(26,800)
Offshore	3/10/2011	S - Sell	(253,000)
Offshore	3/10/2011	S - Sell	(251,800)
Offshore	3/10/2011	S - Sell	(251,700)
Offshore	3/10/2011	S - Sell	(251,700)
Offshore	8/8/2011	B - Buy	260,300
Offshore	8/8/2011	B - Buy	260,200
Offshore	8/8/2011	B - Buy	260,300
Offshore	8/8/2011	B - Buy	260,300
Offshore	8/8/2011	B - Buy	260,100
Offshore	8/9/2011	B - Buy	522,100
Offshore	8/9/2011	B - Buy	260,600
Offshore	8/9/2011	B - Buy	520,800
Offshore	8/9/2011	B - Buy	260,500
Offshore	8/10/2011	B - Buy	518,700
Offshore	8/10/2011	B - Buy	520,600
Offshore	8/10/2011	B - Buy	520,500
Offshore	8/10/2011	B - Buy	520,600
Offshore	8/10/2011	B - Buy	260,300
Offshore	8/10/2011	B - Buy	260,300
Offshore	8/10/2011	B - Buy	260,400
Offshore	8/10/2011	B - Buy	520,600
Offshore	8/10/2011	B - Buy	520,600
Offshore	8/11/2011	B - Buy	781,600
Offshore	8/11/2011	B - Buy	781,000
Offshore	8/11/2011	B - Buy	260,200
Offshore	8/11/2011	B - Buy	130,200
Offshore	8/11/2011	B - Buy	260,300
Offshore	8/11/2011	B - Buy	260,400
Offshore	8/11/2011	B - Buy	130,200
Offshore	8/12/2011	B - Buy	516,100
Offshore	8/12/2011	B - Buy	516,100
Offshore	8/12/2011	B - Buy	520,500
Offshore	8/12/2011	B - Buy	264,600
Offshore	8/12/2011	B - Buy	264,400
Offshore	8/15/2011	B - Buy	532,800
Offshore	8/15/2011	B - Buy	399,000
Offshore	8/15/2011	B - Buy	130,300
Offshore	8/16/2011	B - Buy	377,900
Offshore	8/17/2011	B - Buy	135,200
Offshore	8/17/2011	B - Buy	521,200
Offshore	8/17/2011	B - Buy	521,100
Offshore	8/18/2011	B - Buy	26,100
Offshore	8/24/2011	B - Buy	548,200
Offshore	8/24/2011	B - Buy	783,200
Offshore	8/24/2011	B - Buy	783,000
Offshore	8/25/2011	B - Buy	789,000
Offshore	8/25/2011	B - Buy	130,600
Offshore	8/25/2011	B - Buy	652,900
Offshore	8/26/2011	B - Buy	523,300
Offshore	8/26/2011	B - Buy	56,900
Offshore	8/29/2011	B - Buy	254,200
Offshore	8/29/2011	B - Buy	11,000
Offshore	8/29/2011	B - Buy	830,675
Offshore	8/30/2011	B - Buy	627,200
Offshore	8/30/2011	B - Buy	1,033,125
Offshore	8/30/2011	S - Sell	(411,300)
Offshore	8/31/2011	B - Buy	241,700
Offshore	9/2/2011	B - Buy	1,134,100
Offshore	9/6/2011	B - Buy	941,800
Offshore	9/6/2011	B - Buy	134,500
Offshore	9/6/2011	B - Buy	149,900

Fund	Trade Date	Buy/Sell	Trade Quantity
Offshore	9/7/2011	B - Buy	529,500
Offshore	9/8/2011	B - Buy	860,400
Offshore	9/8/2011	B - Buy	742,000
Offshore	10/21/2011	B - Buy	112,000
Offshore	10/21/2011	B - Buy	505,000
Offshore	10/21/2011	B - Buy	112,100
Offshore	10/21/2011	B - Buy	504,600
Offshore	10/24/2011	B - Buy	1,120,400
Offshore	10/24/2011	B - Buy	560,200
Offshore	10/26/2011	B - Buy	42,000
Offshore	10/31/2011	B - Buy	11,000
Offshore	11/1/2011	B - Buy	685,700
Offshore	11/1/2011	B - Buy	166,500
Offshore	11/1/2011	B - Buy	140,500
Offshore	11/3/2011	B - Buy	138,300
Offshore	11/3/2011	B - Buy	144,700
Offshore	12/30/2011	S - Sell	(234,000)

Fund	Trade Date	Buy/Sell	Trade Quantity
Ultra	10/14/2010	B - Buy	44,100
Ultra	10/14/2010	B - Buy	54,100
Ultra	10/14/2010	B - Buy	88,300
Ultra	10/29/2010	S - Sell	(1,600)
Ultra	12/1/2010	B - Buy	27,300
Ultra	12/31/2010	B - Buy	4,700
Ultra	1/14/2011	B - Buy	54,600
Ultra	1/14/2011	B - Buy	52,000
Ultra	1/31/2011	B - Buy	31,100
Ultra	2/7/2011	B - Buy	58,600
Ultra	2/7/2011	B - Buy	57,200
Ultra	2/15/2011	B - Buy	4,800
Ultra	3/10/2011	S - Sell	(1,200)
Ultra	3/10/2011	S - Sell	(119,300)
Ultra	3/10/2011	S - Sell	(118,200)
Ultra	3/10/2011	S - Sell	(118,300)
Ultra	3/10/2011	S - Sell	(118,200)
Ultra	8/8/2011	B - Buy	111,600
Ultra	8/8/2011	B - Buy	111,500
Ultra	8/8/2011	B - Buy	111,600
Ultra	8/8/2011	B - Buy	111,600
Ultra	8/8/2011	B - Buy	111,600
Ultra	8/9/2011	B - Buy	219,700
Ultra	8/9/2011	B - Buy	111,100
Ultra	8/9/2011	B - Buy	222,200
Ultra	8/9/2011	B - Buy	111,100
Ultra	8/10/2011	B - Buy	224,600
Ultra	8/10/2011	B - Buy	222,500
Ultra	8/10/2011	B - Buy	222,600
Ultra	8/10/2011	B - Buy	222,500
Ultra	8/10/2011	B - Buy	111,300
Ultra	8/10/2011	B - Buy	111,300
Ultra	8/10/2011	B - Buy	111,200
Ultra	8/10/2011	B - Buy	222,600
Ultra	8/10/2011	B - Buy	222,500
Ultra	8/11/2011	B - Buy	329,800
Ultra	8/11/2011	B - Buy	333,400
Ultra	8/11/2011	B - Buy	111,200
Ultra	8/11/2011	B - Buy	55,500
Ultra	8/11/2011	B - Buy	111,200
Ultra	8/11/2011	B - Buy	111,100
Ultra	8/11/2011	B - Buy	55,600
Ultra	8/12/2011	B - Buy	227,200
Ultra	8/12/2011	B - Buy	227,200
Ultra	8/12/2011	B - Buy	222,600
Ultra	8/12/2011	B - Buy	106,600
Ultra	8/12/2011	B - Buy	106,600
Ultra	8/15/2011	B - Buy	245,100

Fund	Trade Date	Buy/Sell	Trade Quantity
Ultra	8/15/2011	B - Buy	170,900
Ultra	8/15/2011	B - Buy	55,900
Ultra	8/16/2011	B - Buy	166,700
Ultra	8/17/2011	B - Buy	64,100
Ultra	8/17/2011	B - Buy	223,800
Ultra	8/17/2011	B - Buy	223,700
Ultra	8/18/2011	B - Buy	11,200
Ultra	8/24/2011	B - Buy	213,000
Ultra	8/24/2011	B - Buy	335,000
Ultra	8/24/2011	B - Buy	335,100
Ultra	8/25/2011	B - Buy	314,600
Ultra	8/25/2011	B - Buy	55,600
Ultra	8/25/2011	B - Buy	278,500
Ultra	8/26/2011	B - Buy	221,600
Ultra	8/26/2011	B - Buy	22,700
Ultra	8/29/2011	B - Buy	119,100
Ultra	8/29/2011	B - Buy	4,700
Ultra	8/29/2011	B - Buy	354,600
Ultra	8/30/2011	B - Buy	288,400
Ultra	8/30/2011	B - Buy	442,000
Ultra	8/30/2011	S - Sell	(175,900)
Ultra	8/31/2011	B - Buy	1,900
Ultra	9/2/2011	B - Buy	400,600
Ultra	9/6/2011	B - Buy	62,400
Ultra	9/6/2011	B - Buy	395,000
Ultra	9/6/2011	B - Buy	56,500
Ultra	9/7/2011	B - Buy	235,100
Ultra	9/8/2011	B - Buy	374,700
Ultra	9/8/2011	B - Buy	312,000
Ultra	10/21/2011	B - Buy	46,700
Ultra	10/21/2011	B - Buy	136,900
Ultra	10/21/2011	B - Buy	46,700
Ultra	10/21/2011	B - Buy	135,000
Ultra	10/24/2011	B - Buy	467,200
Ultra	10/24/2011	B - Buy	233,600
Ultra	10/26/2011	B - Buy	17,500
Ultra	10/31/2011	B - Buy	4,400
Ultra	11/1/2011	B - Buy	24,200
Ultra	11/1/2011	S - Sell	(533,300)
Ultra	11/3/2011	B - Buy	54,100
Ultra	11/3/2011	B - Buy	48,000
Ultra	12/30/2011	S - Sell	(457,700)

Fund	Trade Date	Buy/Sell	Trade Quantity
Reinsurance	1/3/2012	B - Buy	2,000,000
Reinsurance	1/3/2012	B - Buy	400,000
Reinsurance	1/4/2012	B - Buy	500,000
Reinsurance	2/15/2012	B – Buy	1,000,000
Reinsurance	2/15/2012	B – Buy	349,700
Reinsurance	3/9/2012	B – Buy	102,300

Fund	Trade Date	Buy/Sell	Trade Quantity
Lyxor	10/14/2010	B - Buy	29,500
Lyxor	10/14/2010	B - Buy	14,700
Lyxor	10/14/2010	B - Buy	18,100
Lyxor	10/29/2010	S - Sell	(3,600)
Lyxor	12/1/2010	S - Sell	(2,700)
Lyxor	1/14/2011	B - Buy	13,100
Lyxor	1/14/2011	B - Buy	12,400
Lyxor	1/31/2011	S - Sell	(4,700)
Lyxor	2/7/2011	B - Buy	11,300
Lyxor	2/7/2011	B - Buy	12,200
Lyxor	2/15/2011	B - Buy	600
Lyxor	3/10/2011	S - Sell	(23,400)
Lyxor	3/10/2011	S - Sell	(23,400)
Lyxor	3/10/2011	S - Sell	(23,300)

Fund	Trade Date	Buy/Sell	Trade Quantity
Lyxor	3/10/2011	S - Sell	(23,500)
Lyxor	3/10/2011	S - Sell	(7,300)
Lyxor	8/8/2011	B - Buy	20,000
Lyxor	8/8/2011	B - Buy	20,100
Lyxor	8/8/2011	B - Buy	20,000
Lyxor	8/8/2011	B - Buy	20,100
Lyxor	8/8/2011	B - Buy	20,100
Lyxor	8/9/2011	B - Buy	40,600
Lyxor	8/9/2011	B - Buy	20,300
Lyxor	8/9/2011	B - Buy	41,700
Lyxor	8/9/2011	B - Buy	20,200
Lyxor	8/10/2011	B - Buy	40,600
Lyxor	8/10/2011	B - Buy	20,200
Lyxor	8/10/2011	B - Buy	40,600
Lyxor	8/10/2011	B - Buy	20,300
Lyxor	8/10/2011	B - Buy	20,300
Lyxor	8/10/2011	B - Buy	40,500
Lyxor	8/10/2011	B - Buy	40,600
Lyxor	8/10/2011	B - Buy	40,600
Lyxor	8/10/2011	B - Buy	40,600
Lyxor	8/11/2011	B - Buy	20,400
Lyxor	8/11/2011	B - Buy	10,200
Lyxor	8/11/2011	B - Buy	10,200
Lyxor	8/11/2011	B - Buy	20,300
Lyxor	8/11/2011	B - Buy	61,100
Lyxor	8/11/2011	B - Buy	20,400
Lyxor	8/11/2011	B - Buy	63,600
Lyxor	8/12/2011	B - Buy	40,700
Lyxor	8/12/2011	B - Buy	21,100
Lyxor	8/12/2011	B - Buy	21,200
Lyxor	8/12/2011	B - Buy	39,900
Lyxor	8/12/2011	B - Buy	39,900
Lyxor	8/15/2011	B - Buy	9,600
Lyxor	8/15/2011	B - Buy	14,400
Lyxor	8/16/2011	B - Buy	30,400
Lyxor	8/17/2011	B - Buy	38,400
Lyxor	8/17/2011	B - Buy	9,900
Lyxor	8/17/2011	B - Buy	38,400
Lyxor	8/18/2011	B - Buy	1,900
Lyxor	8/24/2011	B - Buy	56,200
Lyxor	8/24/2011	B - Buy	11,200
Lyxor	8/24/2011	B - Buy	56,200
Lyxor	8/25/2011	B - Buy	9,400
Lyxor	8/25/2011	B - Buy	46,900
Lyxor	8/25/2011	B - Buy	59,500
Lyxor	8/26/2011	B - Buy	36,700
Lyxor	8/26/2011	B - Buy	3,200
Lyxor	8/29/2011	B - Buy	20,100
Lyxor	8/29/2011	B - Buy	800
Lyxor	8/29/2011	B - Buy	59,800
Lyxor	8/30/2011	S - Sell	(31,700)
Lyxor	8/31/2011	B - Buy	20,900
Lyxor	9/2/2011	B - Buy	52,300
Lyxor	9/6/2011	B - Buy	8,900
Lyxor	9/6/2011	B - Buy	30,800
Lyxor	9/6/2011	B - Buy	62,300
Lyxor	9/7/2011	B - Buy	33,100
Lyxor	9/8/2011	B - Buy	49,200
Lyxor	9/8/2011	B - Buy	59,900
Lyxor	10/31/2011	B - Buy	600
Lyxor	11/1/2011	B - Buy	14,900
Lyxor	11/1/2011	B - Buy	5,000
Lyxor	11/1/2011	S - Sell	(52,600)
Lyxor	11/3/2011	B - Buy	4,000
Lyxor	11/3/2011	B - Buy	8,000
Lyxor	12/30/2011	S - Sell	(262,600)

Fund	Trade Date	Buy/Sell	Trade Quantity
Arbitrage	10/14/2010	B - Buy	6,400
Arbitrage	10/14/2010	B - Buy	5,300
Arbitrage	10/14/2010	B - Buy	10,600
Arbitrage	10/29/2010	B - Buy	12,100
Arbitrage	12/1/2010	S - Sell	(1,000)
Arbitrage	12/31/2010	S - Sell	(800)
Arbitrage	1/14/2011	B - Buy	7,500
Arbitrage	1/14/2011	B - Buy	6,700
Arbitrage	1/31/2011	S - Sell	(1,700)
Arbitrage	2/7/2011	B - Buy	7,100
Arbitrage	2/7/2011	B - Buy	6,600
Arbitrage	2/15/2011	S - Sell	(10,000)
Arbitrage	3/10/2011	S - Sell	(9,700)
Arbitrage	3/10/2011	S - Sell	(13,000)
Arbitrage	3/10/2011	S - Sell	(13,100)
Arbitrage	3/10/2011	S - Sell	(13,000)
Arbitrage	8/8/2011	B - Buy	12,200
Arbitrage	8/8/2011	B - Buy	12,100
Arbitrage	8/8/2011	B - Buy	12,100
Arbitrage	8/8/2011	B - Buy	12,200
Arbitrage	8/8/2011	B - Buy	12,100
Arbitrage	8/9/2011	B - Buy	12,100
Arbitrage	8/9/2011	B - Buy	24,100
Arbitrage	8/9/2011	B - Buy	12,100
Arbitrage	8/9/2011	B - Buy	24,300
Arbitrage	8/10/2011	B - Buy	24,200
Arbitrage	8/10/2011	B - Buy	24,200
Arbitrage	8/10/2011	B - Buy	24,300
Arbitrage	8/10/2011	B - Buy	24,100
Arbitrage	8/10/2011	B - Buy	12,100
Arbitrage	8/10/2011	B - Buy	12,100
Arbitrage	8/10/2011	B - Buy	24,200
Arbitrage	8/10/2011	B - Buy	24,200
Arbitrage	8/10/2011	B - Buy	12,100
Arbitrage	8/11/2011	B - Buy	38,100
Arbitrage	8/11/2011	B - Buy	12,200
Arbitrage	8/11/2011	B - Buy	36,500
Arbitrage	8/11/2011	B - Buy	6,100
Arbitrage	8/11/2011	B - Buy	12,200
Arbitrage	8/11/2011	B - Buy	6,100
Arbitrage	8/11/2011	B - Buy	12,100
Arbitrage	8/12/2011	B - Buy	24,700
Arbitrage	8/12/2011	B - Buy	11,800
Arbitrage	8/12/2011	B - Buy	24,300
Arbitrage	8/12/2011	B - Buy	24,700
Arbitrage	8/12/2011	B - Buy	11,900
Arbitrage	8/15/2011	B - Buy	6,100
Arbitrage	8/15/2011	B - Buy	18,700
Arbitrage	8/15/2011	B - Buy	26,200
Arbitrage	8/16/2011	B - Buy	19,200
Arbitrage	8/17/2011	B - Buy	24,500
Arbitrage	8/17/2011	B - Buy	24,400
Arbitrage	8/17/2011	B - Buy	5,600
Arbitrage	8/18/2011	B - Buy	1,200
Arbitrage	8/24/2011	B - Buy	36,900
Arbitrage	8/24/2011	B - Buy	36,800
Arbitrage	8/24/2011	B - Buy	27,200
Arbitrage	8/25/2011	B - Buy	44,900
Arbitrage	8/25/2011	B - Buy	31,000
Arbitrage	8/25/2011	B - Buy	6,200
Arbitrage	8/26/2011	B - Buy	2,800
Arbitrage	8/26/2011	B - Buy	24,900
Arbitrage	8/29/2011	B - Buy	39,500
Arbitrage	8/29/2011	B - Buy	500
Arbitrage	8/29/2011	B - Buy	12,800
Arbitrage	8/30/2011	S - Sell	(19,400)
Arbitrage	8/30/2011	B - Buy	48,900
Arbitrage	8/30/2011	B - Buy	27,000

Fund	Trade Date	Buy/Sell	Trade Quantity
Arbitrage	9/6/2011	S - Sell	(297,000)
Arbitrage	10/21/2011	B - Buy	100,000
Arbitrage	3/9/2012	B - Buy	147,700

Third Point Nominee	Trade Date	Buy/Sell	Trade Quantity
Harry J. Wilson	2/17/2012	B - Buy	25,000
Michael J. Wolf	3/13/2012	B - Buy	20,000

OPTIONS TRANSACTIONS IN SECURITIES OF YAHOO! INC.

The following tables set forth information with respect to transactions by certain of the Funds in over-the-counter and exchange-traded put and call options respecting shares of common stock of the Company.  The “Price” column indicates the exercise price for a particular option exercise transaction.

The following table sets forth information with respect to transactions by certain of the Funds in over-the-counter American-style put options, expiring October 2011 and with a $12.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date	Counterparty
Partners Qualified	Sold Put	(15,308)	$0.53	8/16/2011	UBS AG, London Branch
Partners	Sold Put	(3,910)	$0.53	8/16/2011	UBS AG, London Branch
Offshore	Sold Put	(52,098)	$0.53	8/16/2011	UBS AG, London Branch
Ultra	Sold Put	(22,342)	$0.53	8/16/2011	UBS AG, London Branch
Lyxor	Sold Put	(3,842)	$0.53	8/16/2011	UBS AG, London Branch
Partners Qualified	Expired Worthless	15,308	$-	10/21/2011	UBS AG, London Branch
Partners	Expired Worthless	3,910	$-	10/21/2011	UBS AG, London Branch
Offshore	Expired Worthless	52,098	$-	10/21/2011	UBS AG, London Branch
Ultra	Expired Worthless	22,342	$-	10/21/2011	UBS AG, London Branch
Lyxor	Expired Worthless	3,842	$-	10/21/2011	UBS AG, London Branch

The following table sets forth information with respect to transactions by certain of the Funds in over-the-counter American-style put options, expiring October 2011 and with a $12.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date	Counterparty
Partners Qualified	Sold Put	(4,305)	$0.35	8/29/2011	Deutsche Bank AG, London Branch
Partners	Sold Put	(1,098)	$0.35	8/29/2011	Deutsche Bank AG, London Branch
Offshore	Sold Put	(14,648)	$0.35	8/29/2011	Deutsche Bank AG, London Branch
Ultra	Sold Put	(6,253)	$0.35	8/29/2011	Deutsche Bank AG, London Branch

Fund	Action	Quantity	Price	Trade Date	Counterparty
Arbitrage	Sold Put	(696)	$0.35	8/29/2011	Deutsche Bank AG, London Branch
Partners Qualified	Sold Put	(11,036)	$0.33	8/30/2011	Deutsche Bank AG, London Branch
Partners	Sold Put	(2,816)	$0.33	8/30/2011	Deutsche Bank AG, London Branch
Offshore	Sold Put	(37,542)	$0.33	8/30/2011	Deutsche Bank AG, London Branch
Ultra	Sold Put	(16,079)	$0.33	8/30/2011	Deutsche Bank AG, London Branch
Arbitrage	Sold Put	(1,777)	$0.33	8/30/2011	Deutsche Bank AG, London Branch
Arbitrage	Assigned (Cover)	2,473	$0.64	9/6/2011	Deutsche Bank AG, London Branch
Partners Qualified	Expired Worthless	15,341	$-	10/21/2011	Deutsche Bank AG, London Branch
Partners	Expired Worthless	3,914	$-	10/21/2011	Deutsche Bank AG, London Branch
Offshore	Expired Worthless	52,190	$-	10/21/2011	Deutsche Bank AG, London Branch
Ultra	Expired Worthless	22,332	$-	10/21/2011	Deutsche Bank AG, London Branch

The following table sets forth information with respect to transactions by certain of the Funds in exchange-traded American-style put options, expiring October 2011 and with a $12.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Arbitrage	Sold Put	(2,500)	$0.61	8/16/2011
Lyxor	Sold Put	(3,750)	$0.32	8/31/2011
Partners Qualified	Sold Put (Rebalance)	(173)	$0.66	9/6/2011
Partners Qualified	Sold Put (Rebalance)	(535)	$0.66	9/6/2011
Offshore	Sold Put (Rebalance)	(221)	$0.66	9/6/2011
Offshore	Sold Put (Rebalance)	(576)	$0.66	9/6/2011
Arbitrage	Assigned Put (Rebalance)	756	$0.66	9/6/2011
Arbitrage	Sold Put	(2,473)	$0.64	9/6/2011
Arbitrage	Assigned Put (Rebalance)	749	$0.66	9/6/2011
Arbitrage	Buy Cover	3,000	$0.05	10/6/2011
Partners Qualified	Expired Worthless	708	$-	10/21/2011
Offshore	Expired Worthless	797	$-	10/21/2011

Fund	Action	Quantity	Price	Trade Date
Lyxor	Expired Worthless	3,750	$-	10/21/2011
Arbitrage	Expired Worthless	468	$-	10/21/2011

The following table sets forth information with respect to transactions by certain of the Funds in over-the-counter American-style call options, expiring October 2011 and with a $16.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date	Counterparty
Partners Qualified	Sell Short	(7,891)	$0.73	9/16/2011	Deutsche Bank AG, London Branch
Partners	Sell Short	(1,966)	$0.73	9/16/2011	Deutsche Bank AG, London Branch
Offshore	Sell Short	(26,432)	$0.73	9/16/2011	Deutsche Bank AG, London Branch
Ultra	Sell Short	(11,145)	$0.73	9/16/2011	Deutsche Bank AG, London Branch
Partners Qualified	Assigned (Cover)	7,891	$0.72	10/21/2011	Deutsche Bank AG, London Branch
Partners	Assigned (Cover)	1,966	$0.72	10/21/2011	Deutsche Bank AG, London Branch
Offshore	Assigned (Cover)	26,432	$0.72	10/21/2011	Deutsche Bank AG, London Branch
Ultra	Assigned (Cover)	11,145	$0.72	10/21/2011	Deutsche Bank AG, London Branch

The following table sets forth information with respect to transactions by certain of the Funds in exchange-traded American-style call options, expiring October 2011 and with a $16.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Lyxor	Sell Short	(1,815)	$0.85	9/16/2011
Arbitrage	Sell Short	(751)	$0.85	9/16/2011
Lyxor	Assigned (Cover)	1,808	$0.87	10/21/2011
Lyxor	Assigned (Cover)	7	$-	10/21/2011
Arbitrage	Assigned (Cover)	751	$0.87	10/21/2011

The following table sets forth information with respect to transactions by certain of the Funds in over-the-counter American-style call options, expiring October 2011 and with a $14.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date	Counterparty
Partners Qualified	Buy	2,152	$0.88	8/29/2011	Deutsche Bank AG, London Branch
Partners	Buy	549	$0.88	8/29/2011	Deutsche Bank AG, London Branch

Fund	Action	Quantity	Price	Trade Date	Counterparty
Offshore	Buy	7,325	$0.88	8/29/2011	Deutsche Bank AG, London Branch
Ultra	Buy	3,126	$0.88	8/29/2011	Deutsche Bank AG, London Branch
Arbitrage	Buy	348	$0.88	8/29/2011	Deutsche Bank AG, London Branch
Partners Qualified	Buy	5,518	$0.92	8/30/2011	Deutsche Bank AG, London Branch
Partners	Buy	1,408	$0.92	8/30/2011	Deutsche Bank AG, London Branch
Offshore	Buy	18,770	$0.92	8/30/2011	Deutsche Bank AG, London Branch
Ultra	Buy	8,040	$0.92	8/30/2011	Deutsche Bank AG, London Branch
Arbitrage	Buy	889	$0.92	8/30/2011	Deutsche Bank AG, London Branch
Arbitrage	Sell	(1,237)	$0.44	9/6/2011	Deutsche Bank AG, London Branch
Partners Qualified	Sell	(4,602)	$1.15	9/8/2011	Deutsche Bank AG, London Branch
Partners	Sell	(1,174)	$1.15	9/8/2011	Deutsche Bank AG, London Branch
Offshore	Sell	(15,657)	$1.15	9/8/2011	Deutsche Bank AG, London Branch
Ultra	Sell	(6,700)	$1.15	9/8/2011	Deutsche Bank AG, London Branch
Partners Qualified	Sell	(3,068)	$1.78	9/16/2011	Deutsche Bank AG, London Branch
Partners	Sell	(783)	$1.78	9/16/2011	Deutsche Bank AG, London Branch
Offshore	Sell	(10,438)	$1.78	9/16/2011	Deutsche Bank AG, London Branch
Ultra	Sell	(4,466)	$1.78	9/16/2011	Deutsche Bank AG, London Branch

The following table sets forth information with respect to transactions by certain of the Funds in exchange-traded American-style call options, expiring October 2011 and with a $14.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Lyxor	Buy	1,875	$0.91	8/31/2011
Partners Qualified	Buy (Rebalance)	176	$0.43	9/6/2011
Offshore	Buy (Rebalance)	198	$0.43	9/6/2011
Arbitrage	Buy	1,237	$0.44	9/6/2011
Arbitrage	Sell (Rebalance)	(374)	$0.43	9/6/2011
Partners Qualified	Sell	(105)	$1.15	9/8/2011
Offshore	Sell	(119)	$1.15	9/8/2011
Lyxor	Sell	(1,125)	$1.15	9/8/2011
Arbitrage	Sell	(518)	$1.15	9/8/2011
Partners Qualified	Sell	(71)	$1.79	9/16/2011
Offshore	Sell	(79)	$1.79	9/16/2011
Lyxor	Sell	(750)	$1.79	9/16/2011
Arbitrage	Sell	(345)	$1.79	9/16/2011

The following table sets forth information with respect to transactions by certain of the Funds in over-the-counter American-style call options, expiring October 2011 and with a $13.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date	Counterparty
Partners Qualified	Buy	7,654	$1.44	8/16/2011	UBS AG, London Branch
Partners	Buy	1,955	$1.44	8/16/2011	UBS AG, London Branch
Offshore	Buy	26,049	$1.44	8/16/2011	UBS AG, London Branch
Ultra	Buy	11,171	$1.44	8/16/2011	UBS AG, London Branch
Lyxor	Buy	1,921	$1.44	8/16/2011	UBS AG, London Branch
Partners Qualified	Exercised	(7,654)	$13.00	10/21/2011	UBS AG, London Branch
Partners	Exercised	(1,955)	$13.00	10/21/2011	UBS AG, London Branch
Offshore	Exercised	(26,049)	$13.00	10/21/2011	UBS AG, London Branch
Ultra	Exercised	(11,171)	$13.00	10/21/2011	UBS AG, London Branch
Lyxor	Exercised	(1,921)	$13.00	10/21/2011	UBS AG, London Branch

The following table sets forth information with respect to transactions by certain of the Funds in exchange-traded American-style call options, expiring October 2011 and with a $13.00 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Arbitrage	Buy	1,250	$1.37	8/16/2011
Partners Qualified	Buy (Rebalance)	178	$0.74	9/6/2011
Offshore	Buy (Rebalance)	200	$0.74	9/6/2011
Arbitrage	Sell (Rebalance)	(378)	$0.74	9/6/2011

Fund	Action	Quantity	Price	Trade Date
Partners Qualified	Exercised	(178)	$13.00	10/21/2011
Offshore	Exercised	(200)	$13.00	10/21/2011
Arbitrage	Exercised	(872)	$13.00	10/21/2011

The following table sets forth information with respect to transactions by certain of the Funds in exchange-traded American-style call options, expiring January 2012 and with a $12.50 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Lyxor	Buy	4,067	$2.13	8/12/2011
Arbitrage	Buy	2,433	$2.13	8/12/2011
Partners Qualified	Buy (Rebalance)	349	$1.53	9/6/2011
Offshore	Buy (Rebalance)	387	$1.53	9/6/2011
Arbitrage	Sell (Rebalance)	(736)	$1.53	9/6/2011
Partners Qualified	Exercised	(349)	$12.50	1/20/2012
Offshore	Exercised	(387)	$12.50	1/20/2012
Lyxor	Exercised	(4,067)	$12.50	1/20/2012
Arbitrage	Exercised	(1,697)	$12.50	1/20/2012

The following table sets forth information with respect to transactions by the certain of the Funds in over-the-counter American-style call options, expiring January 2012 and with a $12.50 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date	Counterparty
Partners Qualified	Buy	15,296	$2.13	8/12/2011	Nomura International plc
Partners	Buy	3,904	$2.13	8/12/2011	Nomura International plc
Offshore	Buy	52,045	$2.13	8/12/2011	Nomura International plc
Ultra	Buy	22,255	$2.13	8/12/2011	Nomura International plc
Partners Qualified	Exercised	(15,296)	$12.50	1/20/2012	Nomura International plc
Partners	Exercised	(3,904)	$12.50	1/20/2012	Nomura International plc
Offshore	Exercised	(52,045)	$12.50	1/20/2012	Nomura International plc
Ultra	Exercised	(22,255)	$12.50	1/20/2012	Nomura International plc

The following table sets forth information with respect to transactions by certain of the Funds in exchange-traded American-style put options, expiring January 2012 and with a $12.50 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Lyxor	Sold Put	(4,067)	$1.34	8/12/2011
Arbitrage	Sold Put	(2,433)	$1.34	8/12/2011
Partners Qualified	Sold Put (Rebalance)	(349)	$1.53	9/6/2011
Offshore	Sold Put (Rebalance)	(387)	$1.53	9/6/2011
Arbitrage	Assigned Put (Rebalance)	736	$1.53	9/6/2011
Partners Qualified	Expired Worthless	349	$-	1/20/2012
Offshore	Expired Worthless	387	$-	1/20/2012
Lyxor	Expired Worthless	4,067	$-	1/20/2012
Arbitrage	Expired Worthless	1,697	$-	1/20/2012

The following table sets forth information with respect to transactions by the certain of the Funds in over-the-counter American-style put options, expiring January 2012 and with a $12.50 strike price, respecting shares of common stock of the Company:

Fund	Action	Quantity	Price	Trade Date	Counterparty
Partners Qualified	Sold Put	(15,296)	$1.34	8/12/2011	Nomura International plc
Partners	Sold Put	(3,904)	$1.34	8/12/2011	Nomura International plc
Offshore	Sold Put	(52,045)	$1.34	8/12/2011	Nomura International plc
Ultra	Sold Put	(22,255)	$1.34	8/12/2011	Nomura International plc
Partners Qualified	Expired Worthless	15,296	$-	1/20/2012	Nomura International plc
Partners	Expired Worthless	3,904	$-	1/20/2012	Nomura International plc
Offshore	Expired Worthless	52,045	$-	1/20/2012	Nomura International plc
Ultra	Expired Worthless	22,255	$-	1/20/2012	Nomura International plc

IMPORTANT
Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1.	If your shares are registered in your own name, please sign, date and mail the enclosed [WHITE] proxy card to MacKenzie Partners, Inc., in the postage-paid envelope provided today.
2.
If you have previously signed and returned a proxy card to Yahoo! Inc., you have every right to change your vote. Only your latest dated proxy card will count.  You may revoke any proxy card already sent to Yahoo! Inc. by signing, dating and mailing the enclosed [WHITE] proxy card in the postage-paid envelope provided.  Any proxy may be revoked at any time prior to the 2012 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2012 Annual Meeting to MacKenzie Partners, Inc., or by voting in person at the 2012 Annual Meeting.

3.
If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote your shares and only after receiving your specific instructions.  Accordingly, please sign, date and mail the enclosed [WHITE] proxy card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a [WHITE] proxy card to be issued representing your shares.

4.	After signing the enclosed [WHITE] proxy card, do not sign or return Yahoo! Inc.’s proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.
If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor:
105 Madison Avenue New York, NY 10016 (212) 929-5500 (Call Collect) Email: proxy@mackenziepartners.com or Call Toll-Free (800) 322-2855

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED [_____], 2012

WHITE PROXY

YAHOO! INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF
OF THIRD POINT LLC, THIRD POINT OFFSHORE MASTER FUND L.P., THIRD POINT ULTRA MASTER FUND L.P., THIRD POINT PARTNERS L.P., THIRD POINT PARTNERS QUALIFIED L.P., THIRD POINT REINSURANCE CO LTD., LYXOR/THIRD POINT FUND LIMITED, DBX-RISK ARBITRAGE 11 FUND, DANIEL S. LOEB, HARRY J. WILSON, MICHAEL J. WOLF AND JEFFREY A. ZUCKER

THE BOARD OF DIRECTORS OF YAHOO! INC.
IS NOT SOLICITING THIS PROXY

P            R             O            X            Y

The undersigned appoint(s) [_____] and [_____], and each of them, proxies with full power of substitution and with discretionary authority to vote all shares of common stock of Yahoo! Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2012 Annual Meeting of Stockholders of the Company scheduled to be held at [_____], and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. Other than the [two] proposals set forth below, the Third Point Entities are not aware of any other matters to be considered at the Annual Meeting. However, should other matters be brought before the Annual Meeting, the herein named proxies will vote on such matters in their discretion. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 [AND IN THE DISCRETION OF THE HEREIN NAMED PROXIES OR THEIR SUBSTITUTES WITH RESPECT TO PROPOSAL 2].

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

The proxy statement and this WHITE proxy card are available at
www.[_____].com

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

[Continued from other side]

☒ Please mark vote as in this example

Third Point LLC, Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Reinsurance Co Ltd., Lyxor/Third Point Fund Limited, dbX-Risk Arbitrage 11 Fund (the “Third Point Entities”) recommend a vote “FOR” the nominees listed in Proposal No. 1.  The Third Point Entities make no recommendation on how to vote with respect to Proposal No. 2 (ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm).

1.	APPROVAL OF THE THIRD POINT ENTITIES’ PROPOSAL TO ELECT DIRECTORS:

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT
NOMINEES:	[ ]	[ ]	[ ]
Daniel S. Loeb
Harry J. Wilson
Michael J. Wolf
Jeffrey A. Zucker

The Third Point Entities intend to use this proxy to vote (i) “FOR” Messrs. Loeb, Wilson, Wolf and Zucker (the “Third Point Nominees”) and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors other than [____, ____, ____ and ____], for whom the Third Point Entities are NOT seeking authority to vote for and WILL NOT exercise any such authority.

NOTE: If you do not wish for your shares to be voted “FOR” a particular Third Point Nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining Third Point Nominee(s).  You may also withhold authority to vote for one or more additional Company nominees by writing the name of the nominee(s) below.  The Third Point Entities provide no assurance that the Company nominees, if elected, will serve with the Third Point Nominees.

[2.     APPROVAL OF THE COMPANY’S PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]]

THIS PROXY REVOKES ALL PREVIOUSLY GIVEN BY THE UNDERSIGNED

DATED:
(Signature)
(Signature, if held jointly)
(Title, if applicable)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, CORPORATE OFFICERS, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS PROXY.